EXHIBIT 21

SUBSIDIARIES OF THE COMPANY

323 Railroad Corp., a Connecticut Corporation

UB Darien, Inc., a Connecticut Corporation

UB Danbury, Inc., a Connecticut Corporation

UB Somers, Inc., a New York Corporation

UB Dockside, LLC, a Delaware Limited Liability Company

UB Railside, LLC, a Delaware Limited Liability Company

UB Yorktown, LLC, a Delaware Limited Liability Company

UB Stamford, L.P., a Delaware Limited Partnership

UB Rye, LLC, a New York Limited Liability Company

UB Ironbound L.P., a Delaware Limited Partnership

UB Ironbound GP, LLC, a Delaware Limited Liability Company

UB New Milford, LLC, a Delaware Limited Liability Company

Carmel Movie Theater, Inc., a New York Corporation

UB Midway I, LLC, a Delaware Limited Liability Company

UB Midway II, LLC, a Delaware Limited Liability Company

UB Katonah, LLC, a Delaware Limited Liability Company

UB Putnam, LLC, a Delaware Limited Liability Company

UB Litchfield, LLC, a Delaware Limited Liability Company

UB Solar, Inc, a New Jersey Corporation

UB NM Fairfield Plaza, LLC, a Delaware Limited Liability Company

UB Fairfield Centre, LLC, a Delaware Limited Liability Company

UB Orangeburg, LLC, a Delaware Limited Liability Company

UB Eastchester Plaza, LLC, a Delaware Limited Liability Company

UB Chester, LLC, a Delaware Limited Liability Company

UB Plaza 59, LLC, a Delaware Limited Liability Company

UB Chestnut, LLC, a Delaware Limited Liability Company

UB New Providence, LLC, a Delaware Limited Liability Company

UB Greenwich I, LLC, a Delaware Limited Liability Company

Yorktown Beverages, Inc., a New York Corporation

Townline Beverages, Inc., a Connecticut Corporation

UB 1031 Parking, LLC, a New York Limited Liability Company

UB McLean, LLC, a New York Limited Liability Company

Airport Beverages, Inc., a Connecticut Corporation

Veterans Plaza Beverages, Inc. a Connecticut Corporation

UB Pompton I, LLC, a New Jersey Limited Liability Company

UB Wyckoff I, LLC, a New Jersey Limited Liability Company

UB Kinnelon I, LLC, a New Jersey Limited Liability Company

UB Midland Park I, LLC, a New Jersey Limited Liability Company

UB Bloomfield I. LLC, a Delaware Limited Liability Company

UB Boonton I, LLC, a Delaware Limited Liability Company

UB Riverhead I, LLC, a New York Limited Liability Company

UB Riverhead II, LLC, a New York Limited Liability Company

UB Greenwich II, LLC, a Connecticut Limited Liability Company

UB McLean, LLC, a New York Limited Liability Company